Spirit of Texas Bancshares, Inc. Virtual 21st Annual KBW Community Bank Conference July 29, 2020 Exhibit 99.1

Important Information ABOUT SPIRIT OF TEXAS BANCSHARES, INC. Spirit of Texas Bancshares, Inc. (“Spirit,” “STXB,” “Company,” “we,” “our” or “us”), through its wholly-owned subsidiary, Spirit of Texas Bank (the “Bank”), provides a wide range of relationship-driven commercial banking products and services tailored to meet the needs of businesses, professionals and individuals. Spirit of Texas Bank has 41 locations in the Houston, Dallas/Fort Worth, Bryan/College Station, San Antonio-New Braunfels, Austin, Tyler and Corpus Christi metropolitan areas, as well as in North Central and North East Texas. Please visit www.sotb.com for more information.   FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Any statements about our expectations, beliefs, plans, predictions, protections, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking.  Forward-looking statements are typically, but not exclusively, identified by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will, “should,” “seeks,” “likely,” “intends” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters.  You can also identify forward-looking statements by discussions of strategy, plans or intentions.  Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events.  The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the impact of the COVID-19 pandemic on our business, including the impact of actions taken by governmental and regulatory authorities in response to such; risks relating to the possibility that the anticipated benefits related to the pending sale of our Clear Lake branch to Moody National Bank (the “branch sale”) will not be realized or will not be realized within the expected time period; the possibility that the conversion of operations in connection with the branch sale will be materially delayed or will be more difficult than expected; the possibility that the branch sale may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement of the branch sale on customer relationships and operating results; business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses and any future acquisitions; our ability to successfully identify and address the risks associated with our recent, pending and possible future acquisitions; changes in management personnel; interest rate risk; credit risk associated with our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates and projections; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets or deferred tax assets; our risk management strategies; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures and those of companies we acquire; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, and their application by our regulators; governmental monetary and fiscal policies; increases in our capital requirements; and other risks identified in Spirit’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission (“SEC”) on March 16, 2020, its Current Report on Form 8-K, filed with the SEC on May 11, 2020, its Quarterly Report on Form 10-Q filed with the SEC on May 15, 2020, and its other filings with the SEC.   While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance.  All forward-looking statements are necessarily only estimates of future results.  Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements.  Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

Experienced Executive Leadership Dean O. Bass Chairman and Chief Executive Officer David M. McGuire President, Director and Chief Lending Officer Founded the Company in 2008 Over 45 years of banking experience Founder, President and Chief Executive Officer of Royal Oaks Bank Former National Bank Examiner for the Office of the Comptroller of the Currency Former Director of the Texas Bankers Association Over 38 years of banking experience Co-Founder, President and Chief Lending Officer of Royal Oaks Bank Former Chief Executive Officer of Sterling Bank’s Fort Bend office Jerry D. Golemon Executive Vice President and Chief Operating Officer Over 39 years of banking experience Former Chief Financial Officer of Bank4Texas Holdings Former Chief Financial Officer, Director and Founder of Texas National Bank Certified Public Accountant Allison S. Johnson Interim Chief Financial Officer and Chief Accounting Officer Over 10 years of financial services experience Former SEC Reporting Manager for Florida Community Bank Certified Public Accountant Source: SEC Filings and Management

Spirit of Texas Franchise Overview Source: STXB 2Q2020 earnings release and S&P Global Community bank founded in 2008 through the acquisition of Snook Bancshares, Inc. Headquartered in Conroe, Texas (greater Houston SMSA) 41 branch and loan production office (“LPO”) locations, with a presence in the greater Houston, Dallas/Fort Worth, Austin and San Antonio markets as of 6/30/20 Recent acquisition of certain assets and assumption of certain liabilities associated with certain Simmons Bank banking offices (“Simmons branch acquisition”) added 4 branch locations in the Austin and San Antonio areas Comanche National Corporation (“Comanche”) acquisition, closed on 11/14/2018, First Beeville Financial Corporation (“Beeville”) acquisition, closed on 4/2/2019, and Chandler Bancorp, Inc. (“Tyler” or “Citizens”) acquisition closed on 11/5/2019. Simmons branch acquisition closed on 2/28/2020 Anticipated sale to Moody National Bank of certain assets and transfer of certain liabilities associated with the Bank’s branch located at 1010 Bay Area Boulevard, Houston, TX 77058. Expected to close in the 4th quarter of 2020 Beeville Comanche Conroe

STXB Acquisition History 2008-2014 total assets represented by bank-level regulatory financial data; 2015-2020 total assets represented by consolidated financial data; figures provided are as of 6/30, unless otherwise specified Source: SEC Filings and S&P Global Total Assets Since Inception ($M) 2009: Third Coast Bank Branch Deal (2 branches) 2011: Texas Community Bank Branch Deal (3 branches) 2012: Acquisition of Oasis Bank 2013: Acquisition of Peoples Bank (2 branches) 2016: PlainsCapital Branch Deal (1 branch) 2013: Acquisition of Texas Community Bank (FDIC-Assisted) Total Assets(1) Acquired Assets 2018: Acquisition of Comanche (8 branches) 2019: Acquisition of Citizens (7 branches) 2019: Acquisition of Beeville (3 branches) 2008: Acquisition of Snook Bancshares Initial Public Offering (May 2018) 2020: Simmons Bank Branch Deal (4 branches) 42% Pro Forma CAGR Through 6/30/2020

Proven Franchise Enhancement 1) Net interest margin reflects on a fully tax equivalent basis Note: Figures provided are as of 6/30 Source: STXB 2Q2020 earnings release and S&P Global

Loan Portfolio Note: Figures provided are as of 6/30 Source: STXB 2Q2020 earnings release and S&P Global Well diversified portfolio Average loan size $223k Limited exposure to industries directly impacted by COVID-19 (see slide 8)

At-Risk Loan Portfolio Note: Figures provided are as of 6/30 Source: STXB 2Q2020 earnings release and S&P Global At-risk portfolio includes: Restaurants Hospitality Retail strip centers Oil and gas exposure Total at-risk exposure is 13% of the total loan portfolio

Deferments Note: Figures provided are as of 6/30, unless otherwise specified Source: STXB 2Q2020 unaudited financial statements Received and approved $520.6 million in COVID-19 related loan relief requests as of June 30, 2020, which consist of periods of interest-only payments, full payment deferrals and escrow deferrals for a period of 90 days During the deferral period, we continue to stay in contact with our borrowers and monitor their long-term financial stability and our collateral position Majority of deferments expire in July/August and we currently expect more than 90% to resume normal payments Average loan balance of deferments is $428k

Allowance for Loan and Lease Losses Note: Figures provided are as of 6/30, unless otherwise specified Source: STXB 2Q2020 unaudited financial statements A significant increase in C&D and CRE reserves in Q1 & Q2 2020 due to qualitative factor deterioration as opposed to credit quality migration Incurred loss model is expected to result in a gradual build up in reserves over the next two quarters due to qualitative factors and then unwind as actual losses emerge and charge-offs occur We do not expect a material increase in modeled default rates beyond those indicated by our understanding of where we are in the current credit cycle

Loan Discount on Acquired Loans Note: Figures provided are as of 6/30, unless otherwise specified Source: STXB 2Q2020 unaudited financial statements Discount on all acquired loans at June 30, 2020 was $6.7 million Analysis performed at June 30, 2020 indicated no allowance required on acquired portfolios Quarterly accretion contributes less than 3% to net interest income Unamortized discount will accrete into interest income over the next 31 months

Payroll Protection Program (PPP) Note: Figures provided are as of 6/30, unless otherwise specified Source: STXB 2Q2020 earnings release and S&P Global Approved and funded $428.0 million in loans as of June 30, 2020 under the CARES Act Assisted over 3,200 customers that employ approximately 60,000 employees Continuing to accept and process PPP loans Partially utilizing the Federal Reserve’s PPP Liquidity Facility to fund these PPP loans, which is neutral to our capital position Origination of PPP loans resulted in $4.9 million of deferred costs and $15.3 million of deferred origination fees. The net $10.4 million will be accreted into the yield on loans over the life of the loans

Issuance of Subordinated Notes Note: Figures provided are as of 6/30, unless otherwise specified Source: STXB 2Q2020 earnings release, Form 8-K filed July 27, 2020, and S&P Global Issued $37 million in aggregate principal amount of 6.00% fixed-to-floating rate subordinated notes due 2030 Uses will include general corporate purposes, including the paydown of $10 million on existing line of credit with the remaining $27 million available as capital to the Bank if needed and/or to fund growth initiative Any capital pushed down to the Bank will qualify as Tier 1 capital